                                                                   Exhibit 10.20

                                 EXECUTION COPY


                              FOURTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                 This Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of October 28, 1995 (this "Amendment"), is entered into among JPS TEXTILE GROUP, INC., a Delaware corporation (the "Company"), JPS CARPET CORP., a Delaware corporation ("JCC"), JPS ELASTOMERICS CORP., a Delaware corporation ("JEC"), and JPS CONVERTER AND INDUSTRIAL CORP., a Delaware corporation ("JCIC", and together with JCC and JEC, the "Borrowing Subsidiaries"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (collectively referred to herein, together with their respective successors and assigns, as the "Senior Lenders" and individually as a "Senior Lender"), CITIBANK, N.A., in its separate capacities as agent and administrative agent for the Senior Lenders (in such capacities, the "Agent") and General Electric Capital Corporation, in its separate capacities as co-agent and collateral agent for the Senior Lenders (in such capacities, the "Collateral Agent"), and amends the Fourth Amended and Restated Credit Agreement dated as of June 24, 1994, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 4, 1994, the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 21, 1994 and the Third Amendment to Fourth Amended and Restated Credit Agreement dated as of May 31, 1995 (as so amended and as further amended hereby, the "Credit Agreement"), entered into among the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Each of the parties hereto agrees that from and after the Fourth Amendment Effective Date (as defined below) JCC shall cease to be a party to the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Company and JCC have agreed to sell and transfer the Carpet Assets (as defined below) to Gulistan Holdings Inc., a newly-formed Delaware corporation which is owned by certain members of the existing management of JCC ("Holdco"), and Holdco will subsequently contribute the Carpet Assets to Gulistan Carpet Inc., a newly-formed Delaware corporation and a wholly-owned subsidiary of Holdco ("Subco");

                 WHEREAS, certain proceeds of the sale of the Carpet Assets shall constitute "Net Cash Proceeds" and shall be applied as a mandatory prepayment to the outstanding Revolving Loans (without a corresponding reduction of the Commitments);

                 WHEREAS, the Company and JCC have requested that the Senior Lenders permit the Agent and the Collateral Agent to release their respective Liens on the Carpet Assets (including, without limitation, any capital stock which is part of such Carpet Assets);

                 WHEREAS, the Company and the Borrowing Subsidiaries have requested the Senior Lenders to amend the Credit Agreement to provide, among other things, for (i) a decrease in the Revolving Credit Facility from $135,000,000 to $118,000,000, (ii) an amendment of certain financial covenants and (iii) other amendments, all as more fully described herein;

                 NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent agree as follows:

                 SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is, effective as determined pursuant to Section 4 hereof, hereby amended as follows:

                 1.01 Section 1.01 of the Credit Agreement is amended to add the following definitions thereto:

                 "Carpet Asset Transfer Agreement" shall mean the Asset Transfer Agreement to be entered into among JCC, the Company, Holdco and Subco in connection with the Carpet Sale, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Carpet Assets" shall mean the Transferred Assets (as defined in the Carpet Asset Transfer Agreement).

                 "Carpet Guaranty" shall mean the Amended and Restated Guaranty dated as of March 18, 1993 executed by JCC, pursuant to which JCC has guaranteed all of the Obligations of each Borrowing Subsidiary, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Carpet Pledge Agreement" shall mean the Pledge Agreement dated as of the Fourth Amendment Effective Date between JCC and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Carpet Sale" shall mean the purchase by Holdco and Subco and sale by JCC, and the assumption by Holdco and Subco of substantially all of the liabilities associated with, the Carpet Assets, all pursuant to and in accordance with the terms of the Carpet Asset Transfer Agreement.

                 "Carpet Sale Amendatory Agreement" shall mean the Amendatory Agreement and Release dated as of the Fourth Amendment Effective Date among the Company, JCC, the Borrowing Subsidiaries, the Agent and the Collateral Agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

                 "Carpet Security Agreement" shall mean the Security Agreement dated as of the Fourth Amendment Effective Date among JCC, the Collateral Agent and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                 "Carpet Stockholders Agreement" shall mean the Stockholders Agreement to be entered into among Holdco, JCC, as a stockholder of Holdco and the other stockholders of Holdco party thereto in connection with the Carpet Sale, as such agreement may be amended, supplemented or otherwise modified from time to time.

                 "Carpet Transaction Documents" shall mean, collectively, (i) the Carpet Asset Transfer Agreement, (ii) the Holdco Note, (iii) the Holdco Preferred Stock, (iv) the Holdco Warrants and (v) the Carpet Stockholders Agreement.

                 "Fourth Amendment Effective Date" shall mean the date on which the Fourth Amendment to the Credit Agreement becomes effective pursuant to the terms thereof.

                 "Holdco" shall mean Gulistan Holdings Inc., a Delaware corporation.

                 "Holdco Note" shall mean the promissory note in the principal amount of $10,000,000 (plus the amount of any deferred interest thereon) made by Holdco in favor of JCC in connection with the Carpet Sale, as such note may be amended, supplemented or otherwise modified from time to time.

                 "Holdco Preferred Stock" shall mean the Series A preferred stock of Holdco, $.01 par value per share.

                 "Holdco Warrants" shall mean the warrants to acquire certain shares of the common stock of Holdco issued to JCC pursuant to the Carpet Asset Transfer Agreement.

                 "Subco" shall mean Gulistan Carpet Inc., a Delaware corporation.

                 1.02 Section 1.01 of the Credit Agreement is further amended as follows:

                 (a) The definition of "Borrowing Subsidiaries" is deleted in its entirety and the following definition is substituted therefor:

                 "Borrowing Subsidiaries" shall mean JCIC and JEC.

                 (b) The definition of "Collateral Documents" in Section 1.01 of the Credit Agreement is hereby amended to add the phrase "the Carpet Security Agreement, the Carpet Pledge Agreement, the Carpet Guaranty, the Carpet Sale Amendatory Agreement" following the phrase "the JPS Auto Security Agreement,".

                 (c) The definition of "Deed of Charge" is deleted in its entirety.

                 (d) The definition of "EBITDA" is deleted in its entirety and the following definition is substituted therefor:

                 "EBITDA" shall mean, for any period, (i) the sum of the amounts for such period of (A) Consolidated Net Income, (B) depreciation, amortization expense and other non-cash charges, (C) consolidated interest expense (including fees for Letters of Credit) and (D) Federal, state, local and foreign income taxes; minus (ii) gains (or plus losses) from asset sales calculated pursuant to GAAP for such period plus solely with respect to the last fiscal quarter of Fiscal Year 1995 and the first three fiscal quarters of Fiscal Year 1996, the extraordinary gain not in excess of $2,800,000 related to the Auto Sale.

                 (e) The definition of "Fixed Asset Portion" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

                 "Fixed Asset Portion" shall mean $25,000,000; provided, however, the amount of the Fixed Asset Portion shall be reduced by the aggregate amount of each of the following: (i) the amount of any cash proceeds from sales of assets (other than Inventory) sold in the ordinary course of business that exceed Two Million Dollars ($2,000,000) in the aggregate in any Fiscal Year, net of (A) the costs of sale, lease, assignment or other disposition, (B) any income, franchise, transfer or other tax liability arising from such transaction and (C) amounts applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset disposed of; (ii) in the event of the sale of all or substantially all of the capital stock or assets of any Borrowing Subsidiary (to the extent otherwise permitted hereunder) (other than in connection with the Auto Sale or the Carpet Sale), the amount of the Fixed Asset Value of such Borrowing Subsidiary plus fifty percent (50%) of the amount, if any, by which the Net Cash Proceeds from such sale exceed such Fixed Asset Value; (iii) in the event of a Permitted Disposition, an amount equal to fifty percent (50%) of the Net Cash Proceeds from such disposition; and (iv) the amount of Net Cash Proceeds from sales of assets (other than in connection with a Permitted Disposition, the Auto Sale or the Carpet Sale).

                 (f) The definition of "Fixed Asset Value" is deleted in its entirety and the following definition is substituted therefor:

                 "Fixed Asset Value" shall mean with respect to JCIC, $23,644,068 and with respect to JEC, $1,355,932.

                 (g)  The definition of "JPS-U.K." is deleted in its entirety.

                 (h) The definition of "Net Worth" is hereby amended (i) to insert the phrase "and the Carpet Sale" at the end of the parenthetical in clause (iv) thereof and (ii) to insert the phrase "other than those gains associated with the Company's repurchase of Subordinated Indebtedness" at the end of the parenthetical in clause (v) thereof.

                 (i) The definition of "Permitted Disposition" is deleted in its entirety and the following definition is substituted therefor:

                 "Permitted Dispositions" shall mean (i) Permitted Financings and (ii) sales of fixed assets other than in the ordinary course of business permitted pursuant to the first sentence of Section 7.02(a), including sales that occur in connection with sale and leaseback transactions; provided, however, the Net Cash Proceeds of the transactions in both clauses (i) and (ii) above collectively shall not exceed Thirty Five Million Dollars ($35,000,000) in the aggregate since March 18, 1993 without the prior written consent of the Requisite Senior Lenders; provided, further, a Permitted Disposition shall not include the Auto Sale, the Carpet Sale or any transaction prohibited by Section 7.07(a) and shall only include those dispositions with respect to which each of the following conditions shall have been met: (A) the Agent and the Collateral Agent shall have received such landlord or mortgagee waivers, documents and agreements as the Agent and the Collateral Agent have reasonably deemed necessary to permit the Agent and the Collateral Agent to protect and enforce their respective Liens on Collateral; (B) all representation and warranties set forth in subsection (a) through
         (dd) of Section 4.01 ((I) except to the extent such statements expressly are made only as of the Effective Date or (II) other than for changes permitted or contemplated by this Agreement), shall have been true, correct and complete in all material respects as of the date of such disposition; (C) on the date of such disposition, no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the consummation of such disposition; and (D) the Net Cash Proceeds of such disposition shall have been applied to the repayment of the Obligations pursuant to Section 2.06(b); provided, further, (a) in the event any Loan Party would receive Net Cash Proceeds in excess of an aggregate amount of Ten Million Dollars ($10,000,000) from the sale of any fixed assets pursuant to the first sentence of Section 7.02(a) (other than in connection with a sale and leaseback transaction) in a single transaction or series of related transactions, such Loan Party shall have submitted the documentation for such disposition to the Senior Lenders and shall have obtained the prior written consent of the

         Requisite Senior Lenders to such disposition and (b) in the event of a Permitted Financing or a sale of fixed assets in connection with a sale and leaseback transaction by a Borrowing Subsidiary, such Borrowing Subsidiary shall have submitted the documentation for such disposition to the Senior Lenders and shall have obtained the prior written consent of the Requisite Senior Lenders to such disposition, but only if the Net Cash Proceeds of such disposition and all prior dispositions of such type (other than the Auto Sale and the Carpet
         Sale) received by such Borrowing Subsidiary since March 18, 1993 exceed in the aggregate (I) for JEC, Ten Million Dollars ($10,000,000) and (II) for JCIC, Twenty-Five Million Dollars ($25,000,000).

                 (j)  The definition of "Revolving Credit Facility" in Section
1.01 of the Credit Agreement is hereby amended to delete the dollar amount "$135,000,000" and substitute the dollar amount "$118,000,000" therefor.

                 (k) The definition of "Transaction Documents" in Section 1.01 of the Credit Agreement is hereby amended to add the phrase "the Carpet Transaction Documents," following the phrase "the New Auto Transaction Documents,".

                 1.03 Section 2.06(b)(iii) of the Credit Agreement is hereby amended to add the phrase "or the Carpet Sale" after the phrase "from the Auto Sale" in the third line of the proviso in the first sentence thereof.

                 1.04 Section 7.02(a) of the Credit Agreement is hereby amended to delete clause (B) thereof and substitute new clauses (B) and (C) prior to the period at the end of clause (B) thereof as follows:

         ,(B) JCC shall be permitted to assign any of its interests in the Holdco Note, the Holdco Preferred Stock and the Holdco Warrants, or any of them, to any of the Borrowing Subsidiaries; provided that the Borrowing Subsidiary to which such interests are transferred shall enter into documentation pledging such interests in favor of the Agent in form and substance satisfactory to the Agent and the Collateral Agent and deliver to the Agent, the Collateral Agent and the Senior Lenders all legal opinions and supporting documentation requested by the Agent and the Collateral Agent in connection therewith and (C) JCC (or any Borrowing Subsidiary to which JCC shall have transferred any of its interests pursuant to clause (B) above) shall be permitted to sell any of its interests in the Holdco Note, the Holdco Preferred Stock and the Holdco Warrants, or any of them, to a Person other than a Loan Party; provided that the Net Cash Proceeds of such sale are applied as a mandatory prepayment in accordance with Section 2.06(b) and such sale is made on terms satisfactory to the Requisite Senior Lenders.

                 1.05 Section 7.03 of the Credit Agreement is hereby amended to (i) delete the word "and" following the semicolon at end of clause
(vii) thereof and (ii) delete in its entirety clause (viii) thereof and substitute the following new clauses (viii) and (ix) therefor:.

         (viii)  Investments held by JCC or any of the Borrowing
         Subsidiaries in the Holdco Note, the Holdco Preferred Stock and the Holdco Warrants; and

         (viii)  Investments held by the Company in JPS Auto and JCC.

                 1.06 Section 7.04(vi) of the Credit Agreement is hereby deleted in its entirety and the following clause is substituted therefor:

         (vi) Accommodation Obligations arising in connection with the Transaction Documents, including, without limitation, (A) the Assumed Liabilities, (B) obligations owing by the Company in connection with its indemnification obligations under the Purchase Agreement, any of the New Auto Transaction Documents or any of the Carpet Transaction Documents and obligations owing by JCC or any of its transferees in connection with its indemnification obligations under any of the Carpet Transaction Documents, (C) any purchase price or tax adjustments payable by the Company pursuant to the terms of the Purchase Agreement, any of the New Auto Transaction Documents or any of the Carpet Transaction Documents

                 1.07 Section 7.07(a) of the Credit Agreement is hereby amended to insert the following phrase prior to the period at the end thereof:

         ; provided that the Company shall be permitted to dissolve JCC at any time after (i) the payment or receipt of all purchase price adjustments pursuant to Section 2.3 of the Carpet Asset Transfer Agreement and (ii) the transfer of all remaining assets of JCC, including, without limitation, the Holdco Note, the Holdco Preferred Stock and the Holdco Warrants, pursuant to Section 7.02(a) on terms satisfactory to the Agent and the Collateral Agent

                 1.08 The last sentence of Section 7.07(c) of the Credit Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:

         The Company agrees that JPS Auto and JCC shall not engage in any business or own or acquire any assets (other than, in the case of JCC, the Holdco Note, the Holdco Preferred Stock and the Holdco Warrants).

                 1.09 Section 7.16 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                          7.16.  Amendment of Transaction Documents.
         Neither the Company nor any of its Subsidiaries shall amend, modify, terminate or supplement any of the Transaction Documents to which they are a party without the prior written consent of the Requisite Senior Lenders or, as otherwise provided in this Agreement, without the prior written consent of the Agent and the Collateral Agent (which consent, with respect to the Purchase Agreement, the New Auto Transaction Documents and the Carpet Transaction Documents, shall not be unreasonably withheld); provided that no such consent shall be required for any such amendment, modification or supplement which affects solely a non-material provision or non-material provisions of one or more New Auto Transaction Documents or Carpet Transaction Documents in a manner which is not adverse to the Agent, the Collateral Agent or any of the Senior Lenders.

                 1.10 Section 8.01 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 8.01. Minimum Net Worth. The Net Worth of the Company and its Subsidiaries on a consolidated basis on the last day of each month of each fiscal quarter set forth below shall not be less than the minimum amount set forth opposite such fiscal quarter:

                       Fiscal Quarter                             Minimum Amount
                       --------------                             --------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                              $310,000,000

                 The fourth fiscal quarter
                   of Fiscal Year 1994                               268,000,000

                 The first fiscal quarter
                   of Fiscal Year 1995                               210,000,000

                 The second fiscal quarter
                   of Fiscal Year 1995                               209,000,000

                 The third fiscal quarter
                   of Fiscal Year 1995                               208,000,000

                 The fourth fiscal quarter
                   of Fiscal Year 1995                               205,000,000

                 The first fiscal quarter
                   of Fiscal Year 1996                               157,435,000

                 The second fiscal quarter
                   of Fiscal Year 1996                              158,129,000

                 The third fiscal quarter
                   of Fiscal Year 1996                              157,563,000

                 The fourth fiscal quarter
                   of Fiscal Year 1996                              156,172,000


                 1.11 Section 8.02 of the Credit Agreement is hereby deleted in its entirety and the following paragraphs are substituted therefor:

                 8.02. Minimum Total Interest Coverage Ratio. (A) Total Interest Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                       Fiscal Quarter                       Minimum Ratio
                       --------------                       -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                        1.55:1

                 The fourth fiscal quarter
                   of Fiscal Year 1994                        1.60:1

                 The first fiscal quarter
                   of Fiscal Year 1995                        1.65:1

                 The second fiscal quarter
                   of Fiscal Year 1995                        1.55:1

                 The third fiscal quarter
                   of Fiscal Year 1995                        1.60:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                        1.70:1

                 The first fiscal quarter
                   of Fiscal Year 1996                        1.56:1

                 The second fiscal quarter
                   of Fiscal Year 1996                        1.44:1

                 The third fiscal quarter
                   of Fiscal Year 1996                        1.54:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                        1.48:1

                 (B) Total Operating Company Interest Coverage Ratio of the Borrowing Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                          Fiscal Quarter                  Minimum Ratio
                          --------------                  -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                       8.80:1

                 The fourth fiscal quarter
                   of Fiscal Year 1994                      10.00:1

                 The first fiscal quarter
                   of Fiscal Year 1995                       8.50:1

                 The second fiscal quarter
                   of Fiscal Year 1995                       6.70:1

                 The third fiscal quarter
                   of Fiscal Year 1995                       5.50:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                       5.00:1

                 The first fiscal quarter
                   of Fiscal Year 1996                       7.08:1

                 The second fiscal quarter
                   of Fiscal Year 1996                       6.30:1

                 The third fiscal quarter
                   of Fiscal Year 1996                       6.37:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                       6.04:1

                 1.12 Section 8.03 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 8.03. Minimum Fixed Charge Coverage Ratio. (A) The Minimum Fixed Charge Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                       Fiscal Quarter                      Minimum Ratio
                       --------------                      -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                       0.80:1

                 The fourth fiscal quarter
                   of Fiscal Year 1994                       0.85:1

                 The first fiscal quarter
                   of Fiscal Year 1995                       0.85:1

                 The second fiscal quarter
                   of Fiscal Year 1995                       0.77:1

                 The third fiscal quarter
                   of Fiscal Year 1995                       0.90:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                       0.93:1

                 The first fiscal quarter
                   of Fiscal Year 1996                       0.85:1

                 The second fiscal quarter
                   of Fiscal Year 1996                       0.85:1

                 The third fiscal quarter
                   of Fiscal Year 1996                       0.85:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                       0.95:1

                 (B) The Operating Company Fixed Charge Coverage Ratio of the Borrowing Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                       Fiscal Quarter                      Minimum Ratio
                       --------------                      -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                       1.50:1


                 The fourth fiscal quarter
                   of Fiscal Year 1994                       1.70:1

                 The first fiscal quarter
                   of Fiscal Year 1995                       1.71:1

                 The second fiscal quarter
                   of Fiscal Year 1995                       1.46:1

                 The third fiscal quarter
                   of Fiscal Year 1995                       1.46:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                       1.40:1

                 The first fiscal quarter
                   of Fiscal Year 1996                       1.48:1

                 The second fiscal quarter
                   of Fiscal Year 1996                       1.56:1

                 The third fiscal quarter
                   of Fiscal Year 1996                       1.46:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                       1.84:1

                 1.13 Section 8.05 of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                 8.05. Minimum Current Ratio. The Current Ratio of the Company and its Subsidiaries on a consolidated basis shall not be less than the minimum ratio set forth opposite such fiscal quarter:

                          Fiscal Quarter                    Minimum Ratio
                          --------------                    -------------
                 Effective Date through
                   the third fiscal quarter
                   of Fiscal Year 1994                       1.00:1


                 The fourth fiscal quarter
                   of Fiscal Year 1994                       1.00:1

                 The first fiscal quarter
                   of Fiscal Year 1995                       0.85:1

                 The second fiscal quarter
                   of Fiscal Year 1995                       0.86:1

                 The third fiscal quarter
                   of Fiscal Year 1995                       0.87:1

                 The fourth fiscal quarter
                   of Fiscal Year 1995                       0.85:1

                 The first fiscal quarter
                   of Fiscal Year 1996                       0.77:1

                 The second fiscal quarter
                   of Fiscal Year 1996                       0.78:1

                 The third fiscal quarter
                   of Fiscal Year 1996                       0.79:1

                 The fourth fiscal quarter
                   of Fiscal Year 1996                       0.81:1

                 1.14 Section 8.06 of the Credit Agreement is hereby amended to delete the dollar amount "$24,500,000" set forth below opposite Fiscal Year 1996 and substitute the dollar amount "13,000,000" therefor.

                 1.15 Section 10.08(b) of the Credit Agreement is hereby amended to insert the following phrase prior to the period at the end of the first sentence thereof:

                 ; or (vii) constituting fixed assets that are financed or refinanced by Indebtedness permitted by Sections 7.01(v) and
                 (x)


                 SECTION 2.  Amendments to Schedules to Credit Agreement.

                 2.01 Schedule 1.01-A to the Credit Agreement is deleted in its entirety and Exhibit A hereto shall be substituted therefor.

                 SECTION 3.  Consent of the Senior Lenders.

                 (a) The Senior Lenders hereby consent to the transactions contemplated by the Carpet Transaction Documents, including, without limitation, the sale of substantially all of the assets of JCC, subject to certain liabilities, to Holdco pursuant to the Carpet Asset Transfer Agreement, and the subsequent transfer of such assets by Holdco to Subco; provided, however, that the Net Cash Proceeds received by JCC or any Loan Party in connection with such transactions (including, without limitation, any adjustments to the purchase price received by JCC pursuant to Section 2.3 of the Carpet Asset Transfer Agreement) shall be applied to the repayment of the Obligations pursuant to Section 2.06(b) of the Credit Agreement (without a corresponding reduction in the Commitments).

                  (b) The Senior Lenders hereby instruct and direct the Agent and the Collateral Agent, upon the consummation of the transactions contemplated by the Carpet Asset Transfer Agreement and the satisfaction of the conditions precedent in Section 4 hereof, to release all Liens made in favor of the Agent and/or the Collateral Agent on the Carpet Assets, to terminate the Subsidiary Security Agreement to which JCC is party and to enter into a replacement security agreement substantially in the form of such Subsidiary Security Agreement, to release the Agent and the Collateral Agent as loss payee or co-insured, as the case may be, on any insurance policies covering the Carpet Assets, to enter into the Carpet Sale Amendatory Agreement substantially in the form of Exhibit B hereto and to take all actions as may be appropriate (including, without limitation, the filing of releases with respect to Uniform Commercial Code financing statements and the termination of all blocked account agreements) in connection therewith.

                 SECTION 4. Conditions Precedent to the Effectiveness of this Amendment. Section 1.02(c) hereof shall become effective as of the date hereof solely with respect to calculations of

EBITDA for the last fiscal quarter of Fiscal Year 1995 on the date that the Agent shall have received a copy of this Amendment duly executed by each Loan Party and by the Requisite Senior Lenders. The remaining sections of this Amendment (including, without limitation, Section 1.02(c) with respect to calculations of EBITDA for Fiscal Year 1996) shall become effective as of the date hereof on the date (the "Fourth Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Requisite Senior Lenders or unless the deadline for delivery has been extended by the Agent):

                 4.01  (a)        Certain Documents.  The Agent shall have
received on or before the Fourth Amendment Effective Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the Requisite Senior Lenders and in sufficient copies for each of the Senior Lenders:

                   (i) This Amendment, executed by the Company, JCC and each Borrowing Subsidiary, each Senior Lender, the Agent and the Collateral Agent, together with all exhibits and schedules thereto;

                   (ii) A substitute Note payable to each Senior Lender in a principal amount equal to such Senior Lender's Pro Rata Share of $118,000,000;

                   (iii)   The Carpet Sale Amendatory Agreement;

                   (iv)    The Carpet Pledge Agreement;

                   (v)     The Carpet Security Agreement;

                   (vi)    The Amended and Restated Contribution Agreement;

                   (vii) Release of Liens on the trademarks of JCC created pursuant to the Trademark Security Agreement executed by JCC;

                   (viii) Release of Liens on the stock of JPS-U.K. created pursuant to the Deed of Charge executed by JCC;

                   (ix) Releases of the Real Property Collateral Documents, as may be required as a result of the transactions contemplated by this Amendment, for each parcel of real property owned by JCC and set forth on Schedule 1 hereto;

                   (x) Executed copies of each UCC-3 termination statement signed by the Agent and the Collateral Agent, as appropriate to be filed in each jurisdiction set forth on
          Schedule 2 hereto;

                  (xi)    Executed copies of each UCC-1 Financing
         Statement signed by JCC, the Agent and the Collateral Agent, as appropriate to be filed in each jurisdiction set forth on
         Schedule 3 hereto;

                  (xii)   The Holdco Note to be pledged under the
         Carpet Pledge Agreement (duly endorsed in favor of the Agent);

                  (xiii) Stock certificates representing the Holdco Preferred Stock and the Holdco Warrants to be pledged under the Carpet Pledge Agreement (with stock powers and warrant transfer documents duly executed in blank);

                  (xiv) A favorable opinion of Weil, Gotshal & Manges, counsel to the Loan Parties, International Fabrics, JPS Auto and JCC, in form and substance satisfactory to the Requisite Senior Lenders, and a letter entitling the Agent, the Collateral Agent and the Senior Lenders to rely on any opinion or opinions delivered by Weil, Gotshal & Manges in connection with the Carpet Transaction Documents;

                  (xv) A copy of each of the Carpet Transaction Documents, certified as of the Fourth Amendment Effective Date by the Secretary or an Assistant Secretary of the Company (A) to be a true, correct and complete copy of each such document and (B) not to have been amended or rescinded;

                  (xvi) A certificate of the Secretary or Assistant Secretary of the Company dated the Fourth Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of the Company authorized to sign this Amendment and all other Transaction Documents executed by the Company in connection with this Amendment, (B) the By-Laws of the Company as in effect on the date of such certification,
         (C) the resolutions of the Company's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party and (D) that there have been no changes in the Certificate of Incorporation of the Company since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Agent;

                  (xvii) A certificate of the Secretary or Assistant Secretary of JCC dated the Fourth Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of JCC authorized to sign this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party, (B) the By-laws of JCC as in effect on the date of such certification, (C) the resolutions of JCC's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party and (D) that there have been no changes in the Certificate of Incorporation of JCC since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Agent;

                  (xviii) A certificate of the Secretary or Assistant Secretary of each Borrowing Subsidiary, JPS Auto and International Fabrics dated the Fourth Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of such Borrowing Subsidiary, JPS Auto and International Fabrics authorized to sign this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party, (B) the By-laws of such Borrowing Subsidiary, JPS Auto and International Fabrics as in effect on the date of such certification, (C) the resolutions of such Borrowing Subsidiary's, JPS Auto's and International Fabrics' Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party and (D) that there have been no changes in the Certificate of Incorporation of such Borrowing Subsidiary, JPS Auto and International Fabrics since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Agent;

                  (xix) Good Standing Certificates certified by the Secretary of State of Delaware relating to the Company, JCC, International Fabrics, JPS Auto and each Borrowing Subsidiary; and

                  (xx) Such additional documentation as the Agent, the Collateral Agent or the Requisite Senior Lenders may reasonably require.

                 (b) Obligations Paid. The Loan Parties and JCC shall have used the Net Cash Proceeds of the Carpet Sale to make a mandatory prepayment of Revolving Loans (without a corresponding reduction in the Commitments).

                 (c) The Carpet Sale. The Agent, the Collateral Agent and the Requisite Senior Lenders shall be satisfied that: (i) the Carpet Asset Transfer Agreement and all other Carpet Transaction Documents shall have been duly approved and executed and delivered by the parties thereto in form and substance satisfactory to the Agent, the Collateral Agent and the Senior Lenders, (ii) all conditions precedent to closing under the Carpet Asset Transfer Agreement and the other Carpet Transaction Documents have been met (and no modification or waiver of any such condition shall have been made without the consent of the Agent and the Collateral Agent) and such documents are, or simultaneously with the execution hereof, will be in full force and effect, (iii) the sum received by the Company and/or JCC of

Net Cash Proceeds from the Carpet Sale shall equal at least $22,000,000, (iv) the Carpet Sale and the transactions contemplated thereby and by this Amendment (including, without limitation, the application of the gross proceeds and Net Cash Proceeds of the Carpet Sale, and the application of the proceeds of the Revolving Loans) do not and will not contravene or constitute a default under or in respect of the Senior Notes, any Subordinated Indebtedness or any other Indebtedness of JCC or any of the Loan Parties, (v) the Loan Parties and the other parties to the Loan Documents and the Carpet Transaction Documents are (and, after giving effect to the Carpet Sale and the transactions contemplated thereby and by this Amendment, will be) in compliance with all Requirements of Law and all material Contractual Obligations and (vi) the Company and its Subsidiaries have made adequate provision for the payment of all fees, expenses, indemnities and other liabilities to be incurred by the Company and its Subsidiaries in connection with the Carpet Sale and the transactions contemplated thereby and by this Amendment.

                 4.02 Each of the representations and warranties made by the Company or the Borrowing Subsidiaries in or pursuant to the Credit Agreement, as amended by this Amendment, the Collateral Documents and the other Loan Documents to which the Company or any of the Borrowing Subsidiaries is a party or by which the Company or any of the Borrowing Subsidiaries is bound, shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (except any such representations and warranties stated to be given as of a specific date other than the Fourth Amendment Effective Date).

                 4.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent, the Collateral Agent and each of the Senior Lenders.

                 4.04 No Event of Default or Potential Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date.

                 SECTION 5.  Representations and Warranties.

                 5.01 The Carpet Asset Transfer Agreement is in full force and effect and no material breach or default of any term or provision of any Carpet Transaction Document by any of the Company and its Subsidiaries or (to the best knowledge of the Loan Parties) by any other party thereto has occurred (except for such breaches or defaults thereunder that have been waived by the parties thereto not in default with the prior consent in writing by the Agent and the Collateral Agent (which consent shall not have been unreasonably withheld)). Except as permitted by Section 7.16, no provision of any Carpet Transaction Document has been waived and no Carpet Transaction Document has been amended, supplemented or otherwise modified.

                 5.02 Each Loan Party hereby represents and warrants to the Senior Lenders that (a) as of the date hereof no Event of Default or Potential Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Loan Parties contained in subsections 4.01(a) through (dd) of the Credit Agreement and in any other Loan Document (as defined under the Credit Agreement) continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                 SECTION 6.  Reference to and Effect on the Loan Documents.

                 6.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                 6.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                 6.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender, the Agent or the Collateral Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.


                 SECTION 7. Costs and Expenses. Each Loan Party agrees to pay on demand in accordance with the terms of Section 11.03 of the Credit Agreement all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent with respect thereof.

                 SECTION 8. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

                 SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

                 IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                            JPS TEXTILE GROUP, INC.


                            By: /s/ David H. Taylor
                                -------------------------------------
                            Title: EVP-Finance & Secretary

                            JPS CARPET CORP.


                            By: /s/ David H. Taylor
                                -------------------------------------
                                 Title: Vice President

                            JPS ELASTOMERICS CORP.


                            By: /s/ David H. Taylor
                                -------------------------------------
                                 Title: Vice President

                            JPS CONVERTER AND INDUSTRIAL CORP.


                            By: /s/ David H. Taylor
                                -------------------------------------
                                 Title: Vice President


                            Senior Lenders:

                            CITIBANK, N.A., as Agent and as a Senior Lender


                            By: /s/ Brenda M. Cotsen
                                -------------------------------------
                                 Title: Attorney in Fact

                            GENERAL ELECTRIC CAPITAL CORPORATION,
                            as Collateral Agent and as a Senior Lender


                            By: /s/ Rick Luck
                                -------------------------------------
                            Title: Vice President GE Capital
                            Commercial Finance, Inc.

                            HELLER FINANCIAL, INC.


                            By: /s/Frank Ross
                                -------------------------------------
                            Title:

                            THE BANK OF NEW YORK COMMERCIAL CORPORATION


                            By: /s/ Michael Lustbader
                                -------------------------------------
                            Title: VP

                            NATIONSBANK OF GEORGIA, N.A.


                            By: /s/ Brian O'Fallon
                                -------------------------------------
                            Title: SVP